UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 23, 2003

                          Third Wave Technologies, Inc.

             (Exact name of registrant as specified in its chapter)

          Delaware                  000-31745                    39-1791034
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

    502 South Rosa Road, Madison, Wisconsin                         53719
   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (888) 989-2357

                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Exhibits

99.1 News Release issued by the Company.

Item 9. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K is being furnished under Item 12 of Form 8-K. On October 23, 2003, the Company issued a news release, a copy of which is filed
Exhibit 99.1.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Third Wave Technologies, Inc.
                                                       (Registrant)

Date: October 23, 2003
                                            By: /s/ John Comerford
                                            ------------------------------------
                                            John Comerford
                                            Vice President, General Counsel
                                            and Secretary


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

                                  EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.                     Description
-----------                     -----------
99.1                            News Release issued by the Company


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